UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 2007
                               ------------------

                            MUELLER INDUSTRIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                 1-6770                   25-0790410
         --------                 ------                   ----------
     (State or other          (Commission File         (IRS Employer
     jurisdiction                 Number)              Identification No.)
     of incorporation)

    8285 Tournament Drive
          Suite 150
     Memphis, Tennessee                                        38125
     ------------------                                        -----
    (Address of principal                                     Zip Code
      executive offices)


Registrant's telephone number, including area code:    (901) 753-3200
                                                       --------------

Registrant's Former Name or Address, if changed since last report:  N/A
                                                                    ---

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


(d) On November 1, 2007, the Board of Directors of Mueller Industries, Inc. (the "Company") increased the number of directors constituting the Company's Board of Directors from seven to eight directors and appointed Scott Goldman as a director, effective January 1, 2008. The Company's press release, dated November 2, 2007, announcing the appointment of Mr. Goldman is attached as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.          Description

99.1               Press Release, dated November 2, 2007


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MUELLER INDUSTRIES, INC.

                                   By:     /s/ Kent A. McKee
                                           -------------------
                                   Name:   Kent A. McKee
                                   Title:  Executive Vice President and
                                           Chief Financial Officer

Date: November 2, 2007


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


                                  Exhibit Index

Exhibit No.    Description
-----------    -----------

99.1           Press Release, dated November 2, 2007